UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: May 1, 2003
                (Date of earliest event reported: May 1, 2003)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

           Delaware                0-22290          84-1271317
  (State or other jurisdiction    (Commission      (I.R.S. Employer
          of incorporation)       File Number)      Identification Number)



           200-220 E. Bennett Avenue Cripple Creek, CO      80813
           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: 719-689-9100

Item 6. Resignations of Registrant's Directors

     On May 1, 2003, James D. Forbes resigned as Director of the Company. There were no disagreements between the Registrant and Mr. Forbes.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.4 Press Release from Century Casinos, Inc., dated May 1, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           Century Casinos, Inc.
                                                                    (Registrant)

                                                             /s/ Larry Hannappel
Date:  May 1, 2003                       By :___________________________________

                                                                Larry Hannappel,
                                                        Chief Accounting Officer